COLUMBIA FUNDS SERIES TRUST I
                      COLUMBIA VALUE AND RESTRUCTURING FUND
                  COLUMBIA MID CAP VALUE AND RESTRUCTURING FUND
                                  (the "Funds")
     Supplement to the Prospectuses and Statement of Additional Information
                              dated March 31, 2008

     Effective June 30, 2008, John McDermott will no longer serve as a portfolio manager of the Funds. Accordingly, all references to John McDermott as a portfolio manager of the Funds are removed from the Prospectuses and Statement of Additional Information for all share classes of the Funds.



INT-47/154599-0608                                                June 26, 2008